Exhibit 99.1

Electronic Arts Reports Q3 FY18

Financial Results

REDWOOD CITY, CA - January 30, 2018 - Electronic Arts Inc. (NASDAQ: EA) today announced preliminary financial results for its third fiscal quarter ended December 31, 2017.

“Players enjoyed hundreds of millions of hours in our games across console, mobile and PC during the holiday quarter, and we’re thrilled to see our titles driving excitement for more fans around the world,” said Chief Executive Officer Andrew Wilson. “We’re expanding the reach of our top franchises across more geographies, our competitions are growing in participation and viewership, and we’re continuing to grow our network with more amazing games and content coming this quarter and beyond.”

“Our diversity in portfolio, platforms, geographies, and business models is the foundation of a robust business that enables us to deliver dependable cash flow,” said Chief Financial Officer Blake Jorgensen. “Through the fourth quarter and fiscal 2019, we’ll be launching games across five different genres, on three different platforms, and to players around the world. We expect growth in full-game downloads, subscriptions, extra content, and in our mobile business.”

News and ongoing updates regarding EA and its games are available on EA’s blog at www.ea.com/news.

Selected Operating Highlights and Metrics

•	Digital net bookings* for the trailing twelve months was a record $3.375 billion, up 18% year-over-year, and represents 67% of total net bookings for the same period.

•	The FIFA community grew to nearly 42 million players, on console alone, during the calendar year.

•	FIFA Mobile added 26 million players to its total player base in the quarter.

•	FIFA Ultimate Team™ player base grew 12% year-over-year, from launch to the end of the quarter.

•	In Star Wars™ Battlefront™ II, nearly 70% of players engaged in the single-player campaign.

•	Battlefield™ 1 now has more than 25 million unique players life to date.

•	The Sims™ 4 player base grew more than 35% year-over-year and delivered the highest-performing expansion pack to date during the quarter.

•	The Madden Challenge entertainment special on The CW Network was the #1 esports television broadcast in the U.S. for 2017.

* Net bookings is defined as the net amount of products and services sold digitally or sold-in physically in the period. Net bookings is calculated by adding total net revenue to the change in deferred net revenue for online-enabled games.

Selected Financial Highlights and Metrics
All financial measures are presented on a GAAP basis.

•	Net cash provided by operating activities was $849 million.

•	Net cash provided by operating activities for the trailing twelve months was $1.514 billion.

•	During the quarter, EA repurchased 1.4 million shares for $150 million.

•	For the trailing twelve months, EA repurchased 5.6 million shares for $578 million.

Quarterly Financial Highlights

	Three Months Ended December 31,
	2017	2016
(in $ millions, except per share amounts)
Digital net revenue	780	685
Packaged goods and other net revenue	380	464
Total net revenue	1,160	1,149

Net loss	(186)*	(1)
Loss per share	(0.60)*	(0.00)

Operating cash flow	849	1,137**

Value of shares repurchased	150	127
Number of shares repurchased	1.4	1.5

*During the three months ended December 31, 2017, EA recognized $176 million of incremental income tax expense, or approximately $0.57 per share, due to the application of the Tax Cuts and Jobs Act, enacted on December 22, 2017. This amount is a reasonable estimate provided in accordance with Securities and Exchange Commission guidance. EA will provide additional information about these reasonable estimates in its forthcoming Form 10-Q for the fiscal quarter ending December 31, 2017.
**At the beginning of fiscal 2018, EA adopted FASB ASU 2016-09, related to stock-based compensation. Operating cash flow for the three months ended December 31, 2016 has been recast to reflect the impact of this standard.
While EA no longer reports certain non-GAAP financial measures, the following GAAP-based financial data and a long-term tax rate of 21% are used internally by company management to adjust its GAAP results in order to assess EA’s operating results:

	Three Months Ended December 31, 2017
		GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
Total net revenue	1,160	—	811	—
Cost of revenue	501	(1)	—	—
Gross profit	659	1	811	—
Total operating expenses	680	(1)	—	(63)
Operating income (loss)	(21)	2	811	63
Interest and other income, net	5	—	—	—
Income (loss) before provision for (benefit from) income taxes	(16)	2	811	63
Number of shares used in computation:
Basic and diluted	308
EA's GAAP loss per share for the three months ended December 31, 2017 was calculated using the basic share count of 308 million. Had EA reported a profit, the diluted share count would have been 311 million shares.

For more information about the nature of the GAAP-based financial data, please refer to EA’s Form 10-Q for the fiscal quarter ended September 30, 2017.

TTM Financial Highlights
	TTM Ended December 31,
	2017	2016
(in $ millions)
Digital net revenue	3,282	2,655
Packaged goods and other net revenue	1,813	1,971
Total net revenue	5,095	4,626

Net income	1,002*	1,300

Operating cash flow**	1,514	1,555

Value of shares repurchased	578	1,017
Number of shares repurchased	5.6	14.9

*During the trailing twelve months ended December 31, 2017, EA recognized $176 million of incremental income tax expense due to the application of the Tax Cuts and Jobs Act, enacted on December 22, 2017. This amount is a reasonable estimate provided in accordance with Securities and Exchange Commission guidance. EA will provide additional information about these reasonable estimates in its forthcoming Form 10-Q for the fiscal quarter ending December 31, 2017.
**At the beginning of fiscal 2018, EA adopted FASB ASU 2016-09, related to stock-based compensation. Operating cash flow has been recast to reflect the impact of this standard.
While EA no longer reports certain non-GAAP financial measures, the following GAAP-based financial data and a long-term tax rate of 21% are used internally by company management to adjust its GAAP results in order to assess EA’s operating results:

	TTM Ended December 31, 2017
		GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
Total net revenue	5,095	—	(78)	—
Cost of revenue	1,246	(1)	—	(3)
Gross profit	3,849	1	(78)	3
Total operating expenses	2,451	(5)	—	(222)
Operating income	1,398	6	(78)	225
Interest and other income, net	13	—	—	—
Income before provision for income taxes	1,411	6	(78)	225

For more information about the nature of the GAAP-based financial data, please refer to EA’s Form 10-Q for the fiscal quarter ended September 30, 2017.

Operating Metric

The following is a calculation of our total net bookings for the periods presented:

	Three Months Ended December 31,		TTM Ended December 31,
	2017	2016	2017	2016
(in $ millions)
Total net revenue	1,160	1,149	5,095	4,626
Change in deferred net revenue (online-enabled games)	811	921	(78)	148
Net bookings	1,971	2,070	5,017	4,774

Business Outlook as of January 30, 2018

The following forward-looking statements reflect expectations as of January 30, 2018. Electronic Arts assumes no obligation to update these statements. Results may be materially different and are affected by many factors detailed in this release and in EA’s annual and quarterly SEC filings.

Fiscal Year 2018 Expectations - Ending March 31, 2018

Financial metrics:

•	Net revenue is expected to be approximately $5.100 billion.

◦	Change in deferred net revenue (online-enabled games) is expected to be approximately $50 million.

•	Net income is expected to be approximately $1.015 billion.

•	Diluted earnings per share is expected to be approximately $3.25.

◦	Includes the net impact of approximately ($0.48) per share due to the application of the Tax Cuts and Jobs Act.

•	Operating cash flow is expected to be approximately $1.600 billion.

•	The Company estimates a share count of 312 million for purposes of calculating fiscal year 2018 diluted earnings per share.

Operational metric:

•	Net bookings is expected to be approximately $5.150 billion.

In addition, the following outlook for GAAP-based financial data and a long-term tax rate of 21% are used internally by EA to adjust our GAAP expectations to assess EA’s operating results and plan for future periods:

	Twelve Months Ending March 31, 2018
		GAAP-Based Financial Data
	GAAP Guidance	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
(in $ millions)
Digital net revenue	3,405	—	120	—
Packaged goods & other net revenue	1,695	—	(70)	—
Total net revenue	5,100	—	50	—
Cost of revenue	1,278	(2)	—	(3)
Operating expense	2,462	(7)	—	(245)
Income before provision for income taxes	1,372	9	50	248
Net income	1,015
Number of shares used in computation:
Diluted shares	312

Fourth Quarter Fiscal Year 2018 Expectations - Ending March 31, 2018

Financial metrics:

•	Net revenue is expected to be approximately $1.532 billion.

◦	Change in deferred net revenue (online-enabled games) is expected to be approximately ($307) million.

•	Net income is expected to be approximately $579 million.

•	Diluted earnings per share is expected to be approximately $1.86.

•	The Company estimates a share count of 311 million for purposes of calculating fourth quarter fiscal year 2018 diluted earnings per share.

Operational metric:

•	Net bookings is expected to be approximately $1.225 billion.

In addition, the following outlook for GAAP-based financial data and a long-term tax rate of 21% are used internally by EA to adjust our GAAP expectations to assess EA’s operating results and plan for future periods:

	Three Months Ending March 31, 2018
		GAAP-Based Financial Data
	GAAP Guidance	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
(in $ millions)
Total net revenue	1,532	—	(307)	—
Cost of revenue	234	(1)	—	(1)
Operating expense	619	(3)	—	(74)
Income before provision for income taxes	677	4	(307)	75
Net Income	579
Number of shares used in computation:
Diluted shares	311

Conference Call and Supporting Documents

Electronic Arts will host a conference call on January 30, 2018 at 2:00 pm PT (5:00 pm ET) to review its results for the third fiscal quarter ended December 31, 2017 and its outlook for the future. During the course of the call, Electronic Arts may disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number 844-215-4106 (domestic) or 918-534-8313 (international), using the password “EA” or via webcast at EA’s IR Website at http://ir.ea.com.

EA has posted a slide presentation and a financial model of EA’s historical results and guidance on EA’s IR Website. EA will also post the prepared remarks and a transcript from the conference call on EA’s IR Website.

A dial-in replay of the conference call will be available until February 13, 2018 at 855-859-2056 (domestic) or 404-537-3406 (international) using pin code 6194018. An audio webcast replay of the conference call will be available for one year on EA’s IR Website.

Forward-Looking Statements

Some statements set forth in this release, including the information relating to EA’s fiscal 2018 expectations under the heading “Business Outlook as of January 30, 2018,” and information regarding EA's fiscal 2019 expectations contain forward-looking statements that are subject to change.  Statements including words such as “anticipate,” “believe,” “estimate” or “expect” and statements in the future tense are forward-looking statements.  These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements.

Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: sales of the Company’s titles; the Company’s ability to develop and support digital products and services, including managing online security and privacy; the Company’s ability to manage expenses; the competition in the interactive entertainment industry; the effectiveness of the Company’s sales and marketing programs; timely development and release of Electronic Arts’ products; the Company’s ability to realize the anticipated benefits of acquisitions; the consumer demand for, and the availability of an adequate supply of console hardware units; the Company’s ability to predict consumer preferences among competing platforms; the Company’s ability to develop and implement new technology; foreign currency exchange rate fluctuations; general economic conditions; and other factors described in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017.

These forward-looking statements are current as of January 30, 2018. Electronic Arts assumes no obligation and does not intend to update these forward-looking statements. In addition, the preliminary financial results set forth in this release are estimates based on information currently available to Electronic Arts.

While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2017.  Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended December 31, 2017.

About Electronic Arts

Electronic Arts (NASDAQ: EA) is a global leader in digital interactive entertainment. The Company develops and delivers games, content and online services for Internet-connected consoles, mobile devices and personal computers. EA has more than 300 million registered players around the world.

In fiscal year 2017, EA posted GAAP net revenue of $4.8 billion. Headquartered in Redwood City, California, EA is recognized for a portfolio of critically acclaimed, high-quality brands such as The Sims™, Madden NFL, EA SPORTS™ FIFA, Battlefield™, Need for Speed™, Dragon Age™ and Plants vs. Zombies™. More information about EA is available at www.ea.com/news.

Ultimate Team, EA SPORTS, Battlefield, The Sims, Need for Speed, Dragon Age, and Plants vs. Zombies are trademarks of Electronic Arts Inc. STAR WARS © & TM 2018 Lucasfilm Ltd.  All rights reserved. John Madden, NFL and FIFA are the property of their respective owners and used with permission.

For additional information, please contact:

Chris Evenden	John Reseburg
Vice President, Investor Relations	Vice President, Corporate Communications
650-628-0255	650-628-3601
cevenden@ea.com	jreseburg@ea.com

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statement of Operations
(in $ millions, except share per data)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2017	2016	2017	2016
Net revenue
Product	547	649	1,829	1,753
Service and other	613	500	1,739	1,565
Total net revenue	1,160	1,149	3,568	3,318
Cost of revenue
Product	352	389	716	796
Service and other	149	127	328	300
Total cost of revenue	501	516	1,044	1,096
Gross profit	659	633	2,524	2,222
Operating expenses:
Research and development	329	285	985	870
Marketing and sales	230	240	511	511
General and administrative	120	110	343	329
Amortization of intangibles	1	2	4	5
Total operating expenses	680	637	1,843	1,715
Operating income (loss)	(21)	(4)	681	507
Interest and other income (expense), net	5	(2)	14	(13)
Income (loss) before provision for (benefit from) income taxes	(16)	(6)	695	494
Provision for (benefit from) income taxes	170	(5)	259	93
Net income (loss)	(186)	(1)	436	401
Earnings (loss) per share
Basic	(0.60)	(0.00)	1.41	1.33
Diluted	(0.60)	(0.00)	1.40	1.28
Number of shares used in computation
Basic	308	303	309	302
Diluted	308	303	312	314

Results (in $ millions, except per share data)
The following table reports the variance of the actuals versus our guidance for the three months ended December 31, 2017 plus a comparison to the actuals for the three months ended December 31, 2016.

	Three Months December 31,
	2017		2017	2016
	Guidance	Variance	Actuals	Actuals
Net revenue
Net revenue	1,135	25	1,160	1,149
GAAP-based financial data
Change in deferred net revenue (online-enabled games)	865	(54)	811	921
Cost of revenue
Cost of revenue	521	(20)	501	516
GAAP-based financial data
Acquisition-related expenses	—	(1)	(1)	(18)
Stock-based compensation	(1)	1	—	—
Operating expenses
Operating expenses	690	(10)	680	637
GAAP-based financial data
Acquisition-related expenses	(1)	—	(1)	(2)
Stock-based compensation	(64)	1	(63)	(48)
Loss before tax
Loss before tax	(79)	63	(16)	(6)
GAAP-based financial data
Acquisition-related expenses	1	1	2	20
Change in deferred net revenue (online-enabled games)	865	(54)	811	921
Stock-based compensation	65	(2)	63	48
Tax rate used for management reporting	21%		21%	21%
Loss per share
Basic	(0.21)	(0.39)	(0.60)	(0.00)
Diluted	(0.21)	(0.39)	(0.60)	(0.00)
Number of shares
Basic	309	(1)	308	303
Diluted	309	(1)	308	303
Anti-dilutive shares excluded for loss position[1]	4	(1)	3	10

1Diluted earnings per share reflects the potential dilution from common shares (calculated using the treasury stock method), issuable through stock-based compensation plans. When the company incurs a loss, shares issuable through stock-based compensation plans are excluded from the diluted loss per share calculation as inclusion would be anti-dilutive.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Balance Sheets
(in $ millions)

	December 31, 2017	March 31, 2017[2]
ASSETS
Current assets:
Cash and cash equivalents	2,566	2,565
Short-term investments	2,318	1,967
Receivables, net of allowances of $231 and $145, respectively	886	359
Other current assets	196	308
Total current assets	5,966	5,199
Property and equipment, net	447	434
Goodwill	1,879	1,707
Acquisition-related intangibles, net	81	8
Deferred income taxes, net	159	286
Other assets	110	84
TOTAL ASSETS	8,642	7,718
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	91	87
Accrued and other current liabilities	1,070	789
Deferred net revenue (online-enabled games)	1,946	1,539
Total current liabilities	3,107	2,415
Senior notes, net	992	990
Income tax obligations	194	104
Deferred income taxes, net	2	1
Other liabilities	261	148
Total liabilities	4,556	3,658

Stockholders’ equity:
Common stock	3	3
Additional paid-in capital	723	1,049
Retained earnings	3,455	3,027
Accumulated other comprehensive loss	(95)	(19)
Total stockholders’ equity	4,086	4,060
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	8,642	7,718

2Derived from audited consolidated financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Cash Flows
(in $ millions)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2017	2016[3]	2017	2016 [3]
OPERATING ACTIVITIES
Net income (loss)	(186)	(1)	436	401
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, amortization and accretion	34	49	97	140
Stock-based compensation	63	48	173	144
Change in assets and liabilities
Receivables, net	(73)	126	(527)	(367)
Other assets	13	3	79	40
Accounts payable	(88)	(139)	16	(6)
Accrued and other liabilities	165	167	265	276
Deferred income taxes, net	90	(20)	130	—
Deferred net revenue (online-enabled games)	831	904	408	513
Net cash provided by operating activities	849	1,137	1,077	1,141
INVESTING ACTIVITIES
Capital expenditures	(24)	(25)	(87)	(94)
Proceeds from maturities and sales of short-term investments	606	324	1,656	968
Purchase of short-term investments	(617)	(548)	(2,012)	(1,372)
Acquisition, net of cash acquired	(150)	—	(150)	—
Net cash used in investing activities	(185)	(249)	(593)	(498)
FINANCING ACTIVITIES
Payment of convertible notes	—	—	—	(163)
Proceeds from issuance of common stock	—	2	57	33
Cash paid to taxing authorities for shares withheld from employees	(7)	(6)	(112)	(112)
Repurchase and retirement of common stock	(150)	(127)	(453)	(383)
Net cash used in financing activities	(157)	(131)	(508)	(625)
Effect of foreign exchange on cash and cash equivalents	(8)	(20)	25	(28)
Increase (decrease) in cash and cash equivalents	499	737	1	(10)
Beginning cash and cash equivalents	2,067	1,746	2,565	2,493
Ending cash and cash equivalents	2,566	2,483	2,566	2,483

3Operating and financing cash flow figures for the three and nine months ended December 31, 2016 have been recast to reflect the impact of ASU 2016-09 which EA adopted at the beginning of FY18.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions, except per share data)

	Q3	Q4	Q1	Q2	Q3	YOY %
	FY17	FY17	FY18	FY18	FY18	Change
Net revenue
Net revenue	1,149	1,527	1,449	959	1,160	1%
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[4]	921	(435)	(674)	220	811
Gross profit
Gross profit	633	1,325	1,295	570	659	4%
GAAP-based financial data
Acquisition-related expenses	18	—	—	—	1
Change in deferred net revenue (online-enabled games)[4]	921	(435)	(674)	220	811
Stock-based compensation	—	1	1	1	—
Gross profit (as a % of net revenue)	55%	87%	89%	59%	57%
Operating income (loss)
Operating income (loss)	(4)	717	743	(41)	(21)	(425%)
GAAP-based financial data
Acquisition-related expenses	20	1	1	2	2
Change in deferred net revenue (online-enabled games)[4]	921	(435)	(674)	220	811
Stock-based compensation	48	52	48	62	63
Operating income (loss) (as a % of net revenue)	—	47%	51%	(4%)	(2%)
Net income (loss)
Net income (loss)	(1)	566	644	(22)	(186)	(18,500%)
GAAP-based financial data
Acquisition-related expenses	20	1	1	2	2
Change in deferred net revenue (online-enabled games)[4]	921	(435)	(674)	220	811
Stock-based compensation	48	52	48	62	63
Tax rate used for management reporting	21%	21%	21%	21%	21%
Net income (loss) (as a % of net revenue)	—	37%	44%	(2%)	(16%)
Diluted earnings (loss) per share	(0.00)	1.81	2.06	(0.07)	(0.60)	-
Number of diluted shares used in computation
Basic	303	308	309	309	308
Diluted	303	312	313	309	308
Anti-dilutive shares excluded for loss position[1]	10	—	—	3	3

4The difference between the balances of deferred net revenue (online-enabled games) in the unaudited condensed consolidated balance sheets does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows due to the impact of unrecognized gains/losses on cash flow hedges.

1Diluted earnings per share reflects the potential dilution from common shares (calculated using the treasury stock method), issuable through stock-based compensation plans. When the company incurs a loss, shares issuable through stock-based compensation plans are excluded from the diluted loss per share calculation as inclusion would be anti-dilutive.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q3	Q4	Q1	Q2	Q3	YOY %
	FY17	FY17	FY18	FY18	FY18	Change
QUARTERLY NET REVENUE PRESENTATIONS
Net revenue by geography
North America	561	644	611	427	452	(19%)
International	588	883	838	532	708	20%
Total net revenue	1,149	1,527	1,449	959	1,160	1%
North America	370	(198)	(287)	59	313
International	551	(237)	(387)	161	498
Change in deferred net revenue (online-enabled games)[4]	921	(435)	(674)	220	811
North America	49%	42%	42%	45%	39%
International	51%	58%	58%	55%	61%
Total net revenue %	100%	100%	100%	100%	100%

Net revenue by composition
Full game downloads	169	259	209	123	143	(15%)
Live services[5]	369	510	501	408	476	29%
Mobile	147	165	169	158	161	10%
Total digital	685	934	879	689	780	14%
Packaged goods and other	464	593	570	270	380	(18%)
Total net revenue	1,149	1,527	1,449	959	1,160	1%
Full game downloads	186	(67)	(98)	(4)	117
Live services[5]	197	8	(81)	(98)	311
Mobile	27	10	(19)	(8)	22
Total digital	410	(49)	(198)	(110)	450
Packaged goods and other	511	(386)	(476)	330	361
Change in deferred net revenue (online-enabled games)[4]	921	(435)	(674)	220	811
Full game downloads	15%	17%	14%	13%	12%
Live services[5]	32%	33%	35%	43%	41%
Mobile	13%	11%	12%	16%	14%
Total digital	60%	61%	61%	72%	67%
Packaged goods and other	40%	39%	39%	28%	33%
Total net revenue %	100%	100%	100%	100%	100%

4The difference between the balances of deferred net revenue (online-enabled games) in the unaudited condensed consolidated balance sheets does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows due to the impact of unrecognized gains/losses on cash flow hedges.

5Live services includes net revenue previously presented as “Extra Content” and “Subscriptions, Advertising and Other” through Q4 FY17.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q3	Q4	Q1	Q2	Q3	YOY %
	FY17	FY17	FY18	FY18	FY18	Change
QUARTERLY NET REVENUE PRESENTATIONS
Net revenue by platform
Xbox One, PLAYSTATION 4, Switch	728	1,039	974	569	785	8%
Other consoles	65	70	60	26	25	(62%)
Total consoles	793	1,109	1,034	595	810	2%
PC / Browser	190	246	240	196	181	(5%)
Mobile	148	165	171	162	166	12%
Other	18	7	4	6	3	(83%)
Total net revenue	1,149	1,527	1,449	959	1,160	1%
Xbox One, PLAYSTATION 4, Switch	762	(375)	(548)	244	705
Other consoles	3	(40)	(42)	14	5
Total consoles	765	(415)	(590)	258	710
PC / Browser	127	(30)	(61)	(30)	83
Mobile	27	9	(20)	(7)	21
Other	2	1	(3)	(1)	(3)
Change in deferred net revenue (online-enabled games)[4]	921	(435)	(674)	220	811
Xbox One, PLAYSTATION 4, Switch	63%	68%	67%	59%	68%
Other consoles	6%	5%	4%	3%	2%
Total consoles	69%	73%	71%	62%	70%
PC / Browser	17%	16%	17%	20%	16%
Mobile	13%	11%	12%	17%	14%
Other	1%	—	—	1%	—
Total net revenue %	100%	100%	100%	100%	100%

4The difference between the balances of deferred net revenue (online-enabled games) in the unaudited condensed consolidated balance sheets does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q3	Q4	Q1	Q2	Q3	YOY %
	FY17	FY17	FY18	FY18	FY18	Change
CASH FLOW DATA
Operating cash flow[6]	1,137	437	176	52	849	(25%)
Operating cash flow[6] - TTM	1,555	1,578	1,872	1,802	1,514	(3%)
Capital expenditures	25	29	33	30	24	(4%)
Capital expenditures - TTM	124	123	116	117	116	(6%)
Repurchase and retirement of common stock	127	125	150	153	150	18%
DEPRECIATION
Depreciation expense	29	29	29	30	30	3%
BALANCE SHEET DATA
Cash and cash equivalents	2,483	2,565	2,248	2,067	2,566
Short-term investments	1,736	1,967	2,222	2,288	2,318
Cash and cash equivalents, and short-term investments	4,219	4,532	4,470	4,355	4,884	16%
Receivables, net	587	359	222	812	886	51%
STOCK-BASED COMPENSATION
Cost of revenue	—	1	1	1	—
Research and development	27	28	28	36	38
Marketing and sales	8	8	7	9	8
General and administrative	13	15	12	16	17
Total stock-based compensation	48	52	48	62	63

6Operating cash flow has been recast to reflect the impact of ASU 2016-09 which EA adopted at the beginning of FY18.